Microsoft Statement of Work

MS Vendor Number:	2244849
Business Name:	Rainmaker Systems Inc
Street Address:	900 East Hamilton Ave, Suite 400
City, State, Zip Code:	Campbell, CA, 95008
Vendor Contact:	****
Vendor Contact E-mail:	****
Full Name of the Vendor Agreement:	**** Online Trials Management
Effective Date of the Agreement:	June 27, 2011
Statement of Work Period of Performance (date range)	July 1, 2011 – June 30, 2012
Microsoft Business Contact:	****

This Statement of Work (“SOW”) to the Vendor Services Agreement effective 2/26/2010 (“Agreement” or “VSA”) between Microsoft Corporation (“Microsoft”) and Rainmaker Systems Inc (“Vendor”) is entered into between the parties and is effective on the latter of June 28, 2011 or execution of this SOW by the parties (“SOW Effective Date”). This SOW is subject to all terms and conditions in the Agreement. In the event of a conflict between the SOW and the Agreement, the terms and conditions of the Agreement will prevail. The parties agree as follows:

1.	Introduction / Purpose Statement
The purpose of this SOW is to document the requirements, specifications, implementation approach, deliverables, pricing and other rights and obligations of the parties to achieve Microsoft’s objectives as more clearly described herein. Capitalized terms used but not defined in this SOW will have the meanings described in the Agreement.

The following provides a general overview of Work to be provided under this SOW:

The scope and primary objectives are to:

•
Maintain a high level of satisfaction with Microsoft customers and partners through thoughtful and strategic communications and by demonstrating a high degree of knowledge of Microsoft and its solution and services offerings

•	**** Online trial experience through tele-engagement with trial customers

•
Manage the profiling and qualification of **** Online trial customers and attach the qualified customer to Microsoft’s channel partners and Microsoft field sales per business rules provided to Rainmaker by Microsoft.

•	Verify and maintain data quality in Rainmaker systems and tools on a daily basis

2.	Description of Work

The following describes the project expectations and specifications; Vendor activities; and reporting requirements for:  Work, Services, handling of Microsoft Products, and/or other items or materials that Vendor will perform and/or deliver to Microsoft under this SOW and in accordance with the Agreement  (collectively, the “Work”).  If the parties agree that any of the Work should be designated “work for hire,” the parties will make the designation in writing in this SOW or a change order signed by both parties.

2.1. Product Specifications
With the launch of Microsoft Online Services, Microsoft now sells directly to corporate customers as well as through its extensive network of partners.
The **** cloud service helps a Microsoft Customer:
****

•	Manage Updates

•	Protect PC’s from Malware

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Track Hardware and Software Inventory

•	Proactively Monitor PCs

•	Provide Remote Assistance

•	Set Security Policies

•	Manage Multiple Customer Accounts from a single view

•	Increase your insight with reporting tools
****
Provides customers a combination of Microsoft Office Web Applications and web-enabled tools that work with existing hardware, that come backed by the robust security, reliability, and control needed to run their business. **** provides cloud based solutions for companies such as:

•	Email & Calendar

•	**** Web Apps

•	Websites & Collaboration

•	IM & Online Meetings

2.2. Services
The scope of services requested is focused on the management of the Online Trials qualification component:

•	Each ISS will complete up to **** conversations with trial participants per business day dependent on volume of trials received.

•	Manage the profiling and qualification of **** Online trial customers and attach the qualified customer to Microsoft’s channel partners

•
Provide an e-survey or phone survey to the trial participant to ensure the level of engagement the trial participant has with the assigned partner and call new partner (per MS provided list) in the event participant indicates originally assigned partner not responsive; log in Rainmaker CRM.

◦	Re-assign to new partner per the minimum partner engagement model business rules.
The **** Online Trials process will be supported by

•	Inside Sales Specialist Online (ISS Online)
The Inside Sales Specialist Online (ISS Online) will be responsible for attempting to reach each **** Online Trial customer with the objective of conducting customer profiling and basic needs discovery by telephone. This includes:

•	Validating the customer profile information captured during Trial Sign-Up

•	Augmenting the customer profile with additional data account and contact data including:

◦	Customer’s industry

◦	Contact’s job role

◦	Details of the customer’s current infrastructure and solutions

◦	Intended use

◦	Timeline for purchasing decision

◦	Estimated number of users

•	Understanding why the customer has chosen to sign-up for a **** and/or the **** Online trial

•	Understanding the basic needs of the customer from a PC Management and Office application functionality perspective

•	Understanding whether the customer is currently working with a Microsoft partner on their requirements.

•	Recommending a Microsoft Partner for those customers that do not have a preferred Partner

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Ascertaining the customer’s segment according to Microsoft account segmentation

•	Identifying the next steps for the customer based on the data captured

•	Setting the appropriate expectations with the customer in regards to follow-up

•	Ensuring all relevant data gathered is accurately logged in Rainmaker CRM
In addition to deploying a well-defined engagement model, Inside Sales Specialist Online (ISS Online) will leverage Microsoft Solution Sales Specialists, other Microsoft Sales and Services professionals and Microsoft partners who will assist in providing customers with world-class solutions.

2.3.     Locations
(a)Facilities
Vendor shall perform the Work under this SOW at the following Site(s) (owned or leased by Vendor)

Site Name	Location
Rainmaker Europe	Riverview House Weyside Park Catteshall Lane Godalming GU7 1XE United Kingdom
Rainmaker Asia	8/F BPI Buendia Center Sen. Gil Puyat Avenue Makati City, Philippines 1200 Or Alphaland Makati City, Philippines
Austin Texas	1908 Kramer Lane Suite B-300 Austin, TX 78758

Should vendor wish to provide services for this SOW under at a location not listed in section 2.3(a), they must first seek and obtain written approval from Microsoft.

(b)Language Support
Vendor shall provide the Work under this SOW in the following language(s):

Language	Essential (Required)
English	√
German	√
French	√
Spanish (Spain)	√
Portuguese (Portugal)	√
Italian	√
Portuguese (Brazil)	√
Spanish (LATAM)	√
Bahasa Malay	√
Dutch	√
Polish	√
Hebrew	√
French Canadian	√
Japanese	√
Swedish	√
Finnish	√
Danish	√

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)    All vendor staff including but not limited to ISS Online, Team Leads, shall have a working knowledge of English

i.    Adding Supported Languages
Microsoft may request that additional languages be added to the program via the Change Order process. The addition of new languages to the program is subject to (i) the commercial availability of the language skill at the location requested (ii) and the agreement that Microsoft will pay any cost associated with developing or adapting training materials in said language.

ii.    Removal or Relocation of a Program Language
In the event that Rainmaker wishes to remove or relocate an Essential Program Language, the request must be handled through the change order process.

iii.    Changes in Supported Languages
Rainmaker may request the removal or reassignment of any program language related to a Call Center using the Change Order process. Rainmaker must have approval from Microsoft to remove or reassign any program languages for Services currently being delivered under the SOW. Microsoft agrees it will not unreasonably withhold or delay such approval.

2.4. Hours of Operation
Days and Hours of Support

Standard Hours of Operation
Weekdays	8:00 a.m. – 5:00 p.m. local time for each country supported

The vendor will provide and schedule the appropriate staffing to ensure continuous coverage during business hours for each of the geographic areas being served by that center. For public holidays of the host site that are not observed by the target geographic area the vendor must maintain resource coverage.

The target geographic areas are as follows:

AMERICAS	EMEA		APAC
Canada Mexico Brazil Colombia Costa Rica Chile Peru Trinidad & Tobago	Austria Belgium Denmark Finland Ireland Italy Netherlands Norway Sweden Switzerland	United Kingdom Germany France Italy Spain Portugal Israel Greece Hungary Poland Cyprus & Malta	Hong Kong India Australia New Zealand Singapore Malaysia Japan

Outbound calling must comply with the national, regional and local regulations applicable to business to business calls in each of the markets or countries being served.

It is Vendor’s responsibility to ensure that all local and national employment laws are complied with in connection with Vendor’s employees.

Should Microsoft wish to extend the times during which Vendor provides Services, Vendor agrees to make all reasonable efforts to comply with such requests after all such requests are documented, via the Change request process as detailed in the VSA.

2.5. Vendor Provided Staff- Management

a)	Vendor shall meet the following minimum requirements with regards to management staffing:

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Job Title	Responsibilities
VP/General Manager	Overall organization and program
Regional Directors	Overall execution and delivery Regional relationship management with **** Telesales management
Microsoft Account Manager	Overall Microsoft relationship manager
Regional Telemarketing Operations Manager
Set-up and deployment in Europe, Americas and APAC
Overall execution and delivery
Single point of contact for **** and Windows Intune regional managers
Sourcing and architecture of tele teams
Ongoing support of all **** Online-related projects and deliverables
Coordination of global **** Online programs within Rainmaker
Project conference call and meeting facilitation
Manage vendor relationships
Internal task management
Focal point for IT services provided by Rainmaker Solutions Group: systems administration, email services, web properties and technology requirements
Microsite integration management

Sales Floor Managers
Multi-lingual based on territory coverage under management
Responsible for day-to-day call center management
Day-to-day metrics and reporting
Ensure Service Levels and KPI’s are met
Manage process of requalification or acceptance of leads

Telesales Process Architect
Upfront strategy definition and implementation
Continued refinement of Telesales Playbook to support success
Manages the connection between people – focuses on process improvement and communication of the personnel supporting the solution

Enterprise Architect
Responsible for the creation, development and implementation of the Global operating framework for the current and future integration of both Microsoft **** and Rainmaker business systems
Manages the connection between systems – focuses on process improvement through the use of connected technology and infrastructure

Quality & Training Managers
Quality control & maintenance of existing programs
Develop and deliver training programs for ISS Online, Team Leads and management
Develop and deliver content through ViewCentral training management system
Creation of job aids

Financial and Reporting Analyst	Budget and change order management Financial planning, analysis and reporting
HR & Recruiting Managers	Sourcing and recruiting staff at all call center locations Works with contracted centers to maintain rep quality and identify situations requiring corrective action

2.6. Vendor Provided Standard Roles and Levels
Vendor will staff the telesales function with personnel who possess the following characteristics and minimum credentials and qualifications:

Inside Sales Specialist Online (ISS Online)
The CRM Inside Sales Specialist Online (ISS Online) is a telephone-based resource contacting each new **** Online Trial customer with the objective of conducting customer profiling and basic needs discovery to ensure that each customer is supported in the most appropriate way during their **** Online Trial. The ISS Online will validate customer profile information and understand why the customer has chosen to sign up for the trial. The ISS Online will have targets set on the percentage of trial customers contacted within 48 hours of sign-up, the percentage of trial customers reached, and the number and percentage of trial customers successfully qualified and handed off.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The ISS Online is responsible for understanding the basic needs of the customer from a PC Management functionality perspective and also augmenting the sign-up profile with additional data account and contact data.
The ISS Online identifies the customer’s next steps and then sets the appropriate expectations with the customer for follow up. The appropriate next steps will depend on a combination of:

•	The customer’s segment

•	The customer’s objective in signing up to the trial

•	The estimated seat size

•	Whether the customer is already engaged with a Microsoft partner
The ISS Online has the opportunity to recommend a Microsoft Partner for further engagement, if the customer does not have a preferred incumbent. This role is responsible in ensuring that qualified customers are handed off smoothly to their next Microsoft contact or Partner or to proceed with customer self-service.
Team Leader
The Team Leader provides day-to-day supervision and coaching of the supplier team and plays a vital role in helping the often relatively inexperienced team members navigate the challenging matrix of Microsoft, the partner model and the network of internal Microsoft stakeholders and subject matter experts. The team leader should be dedicated to Microsoft accounts only, where that is not feasible the vendor must notify Microsoft of the shared responsibility.

The primary objective for the Team Leader is to manage his/her team to grow the number and conversion rate of trial customers to paid subscribers whilst maintaining a positive customer satisfaction and increasing Microsoft **** Online market share against the competition. The Team Leader’s role is to:

•	Provide leadership, guidance, and inspiration to the team

•	Provide training on the roles and responsibilities of the team and support Microsoft-provided training

•	Manage the ISS Online on a day-to-day basis

•	Monitor performance via call listening and tracking key metrics

•	Coach in areas that require knowledge/skills development

•	Conduct monthly 1:1’s and trial conversion reviews

•	Ensure that team members are skilled and motivated to achieve their targets

•	Give input into objective setting process with the relevant managers

•	Ensure the team is adhering to all set processes, guidelines, tools and systems

•	Help the team bring the relevant resources together to deliver a comprehensive service to the customer

•	Drive integration and awareness of the relevant Microsoft and partner resources which are available for supporting trial success

•	Manage the business productivity of the team by ensuring trial conversion forecast accuracy and producing necessary metrics as required
Other crucial responsibilities of the Team Leader include compiling and maintaining call statistics and ensuring a consistently high quality of operations.
2.7. Staffing and Staffing Levels

2.7.1. Initial Program Staffing Commitment
Any change to level of staffing or staffing location must go through the change order process.

(a)	United Kingdom Facility Minimum Staffing Commitment
As of July 5th, (estimated launch date) Rainmaker agrees to staff the UK Facility with a minimum level of **** ISS Online resources; after which no increase or decrease in staffing may occur without prior written approval and a change order signed by both parties . In order for Rainmaker to achieve these goals, Rainmaker has provided an estimate for resources to be onboarded prior to the launch date as outlined below.

July 5th – **** ISS Online
July 18th - **** ISS Online
Aug 8th - **** ISS Online

Rainmaker will not fall below the estimates but may add resources earlier.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Austin Facility Minimum Staffing Commitment
As of July 5, (estimated launch date) Rainmaker agrees to staff the Austin Facility with a minimum level of **** ISS Online; after which no increase or decrease in staffing may occur without prior written approval and a change order signed by both parties. In order for Rainmaker to achieve these goals, Rainmaker has provided an estimate for resources to be onboarded prior to the launch date as outlined below.

July 5th – **** ISS Online
July 18th- **** ISS Online

Rainmaker will not fall below the estimates but may add resources earlier

(c)	Manila Facility Minimum Staffing Commitment
As of July 5, (estimated launch date) Rainmaker agrees to staff the Manila Facility with a minimum level of **** ISS Online; after which no increase or decrease in staffing may occur without prior written approval and a change order signed by both parties. In order for Rainmaker to achieve these goals, Rainmaker has provided an estimate for resources to be onboarded prior to the launch date as outlined below.

July 5th - **** ISS Online
July 18th – **** ISS Online

Rainmaker will not fall below the estimates but may add resources earlier

2.7.2. Program Minimum Staffing Commitment
Rainmaker agrees to staff a minimum of **** Total ISS Online tele-representatives on a global basis by Aug 8th. Microsoft agrees not to request a reduction in the number of resources below **** Total tele-representatives, during the term of the SOW. During that same time Microsoft may request to increase resources as outlined in 2.7.2 (a).

(a)	Change in Staffing Levels
All staffing changes are subject to the provisions of this SOW. For any change in staffing level as defined below, Rainmaker will adjust and pro-rate invoices based on actual days services were performed during the period. This adjust applies for increases and decreases

i.	Program Resource Changes by Microsoft
All changes in program commitments and personnel assignments will be managed via the change order process unless specifically permitted by a provision of this section.

ii.	Addition to Program Resources by Microsoft
Microsoft may request an increase in ISS Online program staff of not more than **** within **** day period unless otherwise agreed by Rainmaker.
Rainmaker and Microsoft will mutually agree and sign a change order documenting the scope of the staff increase or decrease. The change order effective date will begin no later than on the first day of the following month. Rainmaker will be required to have said staff delivering Services on behalf of Microsoft within 30 days of change order effective date.

iii.	Program Staffing Changes by Rainmaker.
Unplanned Staff Replacements or Attrition. The parties acknowledge that unplanned changes will occur from time to time and Rainmaker will be required to notify Microsoft within **** hours of such event, and provide an English language interim coverage plan within **** hours after said notification.

iv.	Program Reassignment
Rainmaker may request the reassignment of Rainmaker personnel with **** days notification to Microsoft. Unless expressly permitted by Microsoft, Rainmaker shall not permit said employee to deliver services to a Microsoft Competitor, as designated by Microsoft within the **** days following the transfer. The requirement for notice and prior plan to replace is waived if it is determined by Rainmaker that immediate removal of personnel is necessary to protect either party's interests.

(b)	Hiring of Rainmaker Personnel
If Microsoft hires a Rainmaker ISS Online into Microsoft Field Sales team, the applicable attrition penalty KPI’s will not apply.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.8. Service Level Agreements (SLA’s) and Key Performance Indicators (KPI’s)

2.8.1. In performing the Services hereunder, Vendor shall meet or exceed the metrics described herein

(a)	All metrics listed below are to be managed by Rainmaker on a daily basis, reported to Microsoft on a weekly basis, and evaluated by both parties monthly against milestone objectives.

(b)	Service Level Agreement
All metrics listed in the Core and Supporting Metrics are to be managed by Rainmaker on a daily basis, reported to Microsoft on a weekly basis, and evaluated by both parties monthly against milestone objectives. The SLA’s are comprised of two components: Core Metrics and Infrastructure Metrics.

v.	Core and Supporting Metrics

Service Level Name	Target	Reporting Frequency	Description
Total Attrition in first 6 months of this SOW	****	****	****
Average Time to Fill a vacancy	****	****	****
Operational Readiness	****	****	****

vi.	Infrastructure Metrics

TTI Performance Metrics (during business hours)
Service Level Name	Target
****	****
****	****
****	****
****	****
****	****
****	****

vii.	Infrastructure Performance Monitoring

Metric	Requirement
Infrastructure - Primary Internet Connection Bandwidth
****	Performance data from Vendor
Infrastructure - Backup Internet Connection Bandwidth - Optional Report
****	Performance data from Vendor
****	Performance data from Vendor
Telecom - PBX, Voice Circuit and PSTN Lines
****
****	Performance data from Vendor
****	Performance data from Vendor

i.	The KPI’s will be:

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Qualification rate: **** % of Trial customers reached per day will be converted to qualified opportunities (completed profiles and customer need established)
The Operational measures which are required in order to measure the above KPI’s are:

•	Each ISS Online agent will reach **** Trial customers per day

•	Qualification rate assumes WWLM routes all trial participants not qualified for ISS follow up through triage

2.9. Microsoft Supplied Materials
Microsoft will provide the following facilities, tools, and equipment to Vendor for the purposes of performing the Work (“Microsoft Supplied Materials..”) Vendor will be responsible for providing all other facilities, tools and equipment not otherwise described herein.

Qty.	Item	Model / Description / Etc.
As needed for the services contained within the RFP	Latest Microsoft software available for download on microsoft.com	****
As needed for services contained within the RFP.	Customer data, as provided by Microsoft or developed by Vendor while performing services under this SOW.	N/A

2.9.1. Expectations of use

(a)	Microsoft will retain all right, title, and interest in and to any of Microsoft’s pre-existing property and assets and Microsoft Supplied Materials.

(b)	Vendor is not permitted to use any of the Microsoft Supplied Materials for any purpose other than to provide Services or Work under this SOW.

(c)	All members of the supplier team shall use the loaned Microsoft Supplied Materials, property and assets specifically and exclusively for the performance of the work specified in any future SOW.

(d)	Training for the supplier team on proper use of Microsoft-supplied materials shall be the supplier’s responsibility.

(e)	All Microsoft Pre-Existing Property, assets, and Microsoft Supplied Materials shall be returned to Microsoft in good condition, less ordinary wear and tear, upon completion of the SOW.

(f)
Where any of the Microsoft Supplied Materials, property or assets is returned in sub-standard condition, or not returned within 30 working days of the SOW’s expiration or termination, the supplier shall be liable to pay the costs of replacement or repair to the property or assets

2.9.2. Ongoing training topics
Microsoft will provide as needed and/or as requested training for the telesales representatives on relevant topics. These trainings will be conducted via Live Meeting. Microsoft is responsible for providing the subject matter experts. Train the Trainer sessions may take place at Microsoft locations, as well as at the Vendor location; in such event, Microsoft will cover/reimburse the costs for all associated travel. As deemed necessary by Microsoft, Microsoft shall provide readiness plans and Train the Trainer programs for new products, program launches and tools enhancements or rollouts, or if there is a significant change to current products or processes/initiatives. This shall include training materials and documentation as appropriate.
2.9.3. Microsoft internal systems
Microsoft will provide Vendor telesales representatives and management with an appropriate level of system access and training to support use of a partner and account look-up and other Microsoft tools as required to perform sales and trial management functions.

2.9.3. Reporting templates
Microsoft will provide Vendor with the reporting templates that are needed for the Weekly Reports

2.10. General Infrastructure

2.10.1. Tele workstations and resources
Vendor will provide adequate workstations for all Tele members, which include ample space for all equipment and

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

storage/filing needs, noise reduction, and any other variables necessary to ensure it is conducive to a positive and productive sales environment.
2.10.2. Other facilities requirements

•	Location of the Team Leaders must be in same general work area as the ISS Online

•	A meeting room sufficient for the entire Tele team is required

•	A multi-media training room is required that includes full workstation simulation for each trainee
2.10.3. Technology Infrastructure
Vendor shall have an infrastructure capable of supporting a variety of data communications – including phone, e-mail and internet – required to support Tele operations. Vendor will be able to support file attachments within e-mail and be compatible with current and future versions of Microsoft Exchange Server, Microsoft Email client of Exchange or Microsoft Outlook, Office Communications Server, Microsoft Office and other relevant Microsoft applications necessary to manage the business. Vendor must have the required infrastructure to remotely access Microsoft corporate network to perform role related tasks.

2.10.4. Workstation Requirements

(a)	Desktop
The supplier must equip each Tele member with the following minimum specifications for each desktop:

System Requirements	Minimum
Operating System	****
Internet Explorer	****
Processor	****
Memory (RAM)	****
Hard Drive	****
Video Adapter	****
Video Monitor	****
Network Adapter	****
Standard Applications	****
Additional Applications	****

2.10.5. Access to Internet
Vendor shall provide internet access bandwidth at a minimum of **** kilobits per second (kbps) per workstation. In addition to internet access, the supplier shall meet the following specifications:

•	Ability to support Internet Protocol Security (IPSec)

•	Maintain the ability to deploy Point to Point Tunneling Protocol (PPTP) and virtual private network (VPN) capabilities to the desktop

•	Support and maintain Remote Access Service (RAS), including card readers

•	Disparate redundant Internet Service Provider (ISP) provisioning

2.10.6. Network and Servers

a)	Network specifications
Vendor shall be responsible for its local area network (LAN). In addition, the supplier shall:

•	Maintain latest versions of the anti-virus protection software required to protect against potentially harmful viruses

•	Provide firewall protection against unauthorized access to any computers with any Microsoft information

•	Provide **** private IP address for each **** public IP address (**** ratio) if Network Address Translation (NAT) is used

b)	Server specifications
Vendor shall provide Exchange and SMTP servers for e-mail communication for all Tele Team members. The Exchange or SMTP server must be able to communicate with its Microsoft Exchange server in a secure fashion

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(IPSec, etc.). Microsoft requires a dedicated server and will provide configuration instructions.
2.10.7. Telecom

a)	Private branch exchange (PBX) requirements
Vendor shall provide functionality of a traditional PBX, including (but not limited to) call transfers in blind or consult mode, conference calls with a dedicated and non-dedicated conference board, call parking, and call pick-up.

Additional specifications include:

•	A solution capable of supporting Telephony Application Programming Interface (TAPI) integration to Microsoft tool sets.

•	Digital circuits, entire phone system by plugging digital lines, T1/E1 trunks and IP telephony-oriented network interfaces directly into the PBX solution.

•	Auto play messaging located on/off the supplier’s location to minimize downtime impact in the event of telecom system failure.

•	Outbound dial-tone including PBX trunk card(s) and trunks for customer call-backs.

•	License-compliant music for calls on hold

•	Full voice mail capabilities

b)	Automatic call distribution (ACD) requirements
Vendor shall provide functionality quickly and accurately route incoming calls. ACD requirements include:

•	Ability to configure any number of agent queues for different lines of support such as trial support, presales queries, etc.

•	Ability to configure multiple queues for enhanced distribution control and efficiency of the supplier’s Tele members, such as multi-skilled queues.

c)	ACD preferences
Microsoft prefers that the supplier ACD has built-in multimedia support with a universal queuing engine. The system should queue and distribute text chats, e-mails, web-based interactions and other events chosen to track contacts – all using the same skills-based routing as for telephone calls.

d)	ACD maintenance
Vendor shall be responsible for all maintenance, upkeep and upgrades for the ACD system. At no time shall the system hardware and software be below the “Minimum Recommended Configuration” as specified by the system’s manufacturer. Additional requirements include:

•	Vendor shall have a maintenance contract with a manufacturer-approved support provider.

•	Vendor shall schedule periodic system updates as recommended by ACD manufacturer in accordance with support agreement.

•	Vendor shall have at least one technical resource at each site that is manufacturer certified on the ACD.

•
All planned or scheduled ACD maintenance shall be performed during non-business hours, whenever possible. Written (e-mail) notification must be provided to Microsoft technical resources a minimum of 96 hours in advance or immediately upon maintenance requirement identification. Events should not be initiated unless confirmation/acknowledgement is provided by Microsoft technical resources.

e)	Call activity monitoring and recording
Vendor telecom solution shall provide Team Leaders and Microsoft employees real-time call monitoring and recording compliant with applicable regulations. The on-demand monitoring and recording system shall be easy to use, activated at the Team Leader’s console. The system will record and deliver recorded interactions in known data file formats such as .wav and HTML.

f)	Additional requirements:

•	Recordings should be kept for no less than **** days for ****% of the calls

•	The recording system must allow hierarchical security model to control all recording history to ensure security and confidentiality of recorded interactions

•	The recording system must be kept in a secured database

2.10.8. Real-time display
Vendor shall provide tools that allow Team Leaders and Microsoft employees to monitor the real-time status of every queue, workgroup or ISS Online. Additionally, Team Leaders should be able to set alerts and thresholds to notify out-

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of range events along with visual indicators, sound, SMS, e-mail, phone call options, reader boards, etc. to the supplier’s Team Leaders and/or Microsoft personnel.

The following information shall be available through real-time tools:

a)	Phone calls

•	Call-in queue

•	Calls connected

•	Available voice resources

•	Average wait time

•	Current/last interval time abandonment

•	Call abandonment

•	Connection statistics

b)	Work group information

•	ISS Online logged in

•	Longest talk time

•	Wait time

•	Ready for next call

c)	Technology systems

•	Disk space

•	Memory usage

•	CPU usage for solution that involve Server computing operation

2.11. Confidentiality
2.11.1. Vendor will have internal policies on confidentiality, protection of personally identifiable information and protection of intellectual property applicable to and consistent with the terms of this SOW. Vendor will ensure that all Vendor staff receive training on the above policies and the relevant terms of this SOW, as applicable to the work performed by that employee. Vendor will ensure this training is completed before Vendor staff interact with Customers..

2.12. Training Requirements

12.1. Vendor Responsibility
Vendor shall ensure that all vendor staff possess a skill level consistent with the requirements of this SOW. vendor staff should have satisfactorily completed all required training, as described in Vendor key measures below, before they interact with Customers.
Vendor shall be solely responsible for providing trainers, organizing and delivering training, including replication and cost of providing the training.
Vendor shall ensure that all vendor staff are trained based on the Microsoft training program delivered in the Train the Trainer program and that all trainees have completed the prerequisites indicated on any courses before attending.

Microsoft requires that Vendor implement the training materials as they were designed. If the training materials do not fit the required needs, Vendor shall contact Microsoft prior to making any modifications or additions to the content.

The Vendor shall ensure that required training is provided to all members of its Tele team, and that operations are not adversely affected during the administration of training to any individual or group of individuals.

At Microsoft’s discretion, Vendor shall be responsible to host Train the Trainer sessions at the Vendor’s Site(s). Vendor shall be required to have their trainers available for all Train the Trainer sessions. Vendor shall be responsible for all trainee and trainer travel expenses irrespective of where the training sessions take place, unless otherwise agree to by Microsoft and Vendor.

Trainers should be active members of the quality monitoring sessions and process. Trainers shall work very closely with the Vendor Quality Manager to review actual performance of vendor staff, identifying potential gaps and then organizing subsequent training to reduce these gaps.

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Trainers should review call monitoring templates and identify individuals that need further coaching/training or more generally identify, on an ongoing basis, general training needs for the overall team.

a)	Training Facilities
Vendor shall ensure that each Site maintains adequately equipped training facilities to deliver training to vendor staff in connection with the Work covered by this SOW. Such facilities shall at a minimum include training rooms equipped with:

•	Training computer desktops meeting or exceed the minimum requirement set out in section 2.10 of this SOW

•	Overhead projectors

•	Flip charts and other equipment typically used to provide training

•	Facility to provide on-the-phone training
New Hire Training – Estimated Commitment
CRM Inside Sales Specialist Online (ISS Online)
Rainmaker Agent Induction Training – **** hours
**** product training – **** hours
**** product training – **** hours

2.12.2. Microsoft Responsibility
As deemed necessary by Microsoft, Microsoft shall provide readiness plans and Train the Trainer programs for new products, service updates, program launches and tools enhancements or rollouts, or if there is a significant change to current products or processes / initiatives. This shall include training materials and documentation as appropriate.
Train the Trainer sessions may take place at Microsoft locations, as well as at the Vendor location. Train the Trainer session may also be conducted by Microsoft via conference call or via video conference facility.
Microsoft is under no obligation to provide ongoing training after initial launch of Work contained in this SOW

2.12.3. Vendor Key Measures

Vendor shall ensure that:
All training requirements will be completed prior to first trial participant outbound call is placed. Additionally, all ISS Online resources will be tested and certified proficient prior to being released to the floor.

•	Training is delivered in a timely and consistent way;

•	Trainees are provided with the opportunity to provide feed-back on all training sessions

•
Feed-back is analyzed and changes/improvements are implemented to ensure optimum training sessions. Subject to any requirements under local data protection or privacy laws, trainee feedback should be made available to Microsoft upon request,

2.12.4. Quality Monitoring & Coaching
Vendor shall employ customary procedures for monitoring the quality of service provided by the ISS Online. A Quality Monitoring Form shall be developed by Vendor, meeting Microsoft approval, and consistently used by Team Leaders and retained for reporting purposes. Vendor is encouraged to provide a list of key checkpoints for a proposed QM Form for telephone calls and e-mails.

a)	Telephone and E-mail monitoring

i.	Within first **** days on live queues

ii.	After **** days on live queues

iii.	Substandard performer

ISS ONLINE Status	Defined as	Telephone & E-mail QM Frequency
New hire	****	****
New hire substandard performer	****	****
Experienced	****	****
Experienced substandard performer	****	****

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b)	Coaching

i.	Weekly coaching sessions documented on QM Forms for each ISS Online who does not incur any violations

ii.	Coaching session required within 48 hours of any violations, documented on QM Form

c)	Reporting

i.	Spreadsheet tracking log for each individual shall be kept, noting dates and outcomes of each QM session

d)	Plan of Action

i.	Supplier shall present a plan of action that defines a chronic substandard performer and the consequences for such

2.13. Reporting Requirements
Vendor will provide the following reports to Microsoft in accordance with the schedule indicated.

Reporting
Reporting is a shared responsibility between Vendor and Microsoft. Vendor needs to promptly and accurately enter all necessary and requested data into the Rainmaker CRM - Online trial management system and other tools as specified. In addition, Vendor will need to track and record all Vendor-specific activities required for reporting purposes. Microsoft will generate and communicate all necessary reports with the Vendor in a timely manner so that Vendor may be prepared to fulfill its responsibilities in scheduled meetings, **** Online trial conversion discussions, etc.

2.13.1. Daily reporting

a)	Vendor ensures ISS Online correctly enter daily activities in the Rainmaker CRM system.

2.13.2. Weekly reporting

a)	Microsoft provides the trial conversion report

b)	Vendor provides and explains strategic priorities for the next week

c)
Vendor provides customer contact statistics (i.e. percentage of trial customer’s reached within 24 hours of sign up and the number and percentage of customers successfully profiled) and other customer contact information as requested by Microsoft

d)	Vendor provides the QM Report and, if requested by Microsoft, the QM Forms

e)
Vendor provides Personnel Change Report, which includes name of any person changing roles or separating from the Supplier, accompanied by person’s position, date of separation, reason for separation and plan of succession

f)	Vendor will provide an update on attrition as well as the status of any open positions.

2.13.3. Monthly Reporting

a)	Microsoft provides trial sign-up statistics including the trial conversation rate report

b)	Microsoft provides trial closed data and associated seats

c)	The Vendor reviews with Microsoft actual vs. budgeted expenses

d)	The Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

e)	The Vendor addresses any operational issues

2.13.4. Quarterly Reporting

a)	Microsoft provides a business performance summary, including

•	Trials converted, **** Online customer and seat adds and **** Online revenue performance

•	Trial sign-ups

•	Customer satisfaction results

◦	Microsoft conducts the survey, collates and publishes the results each quarter along with areas for improvement.

◦	The vendor prepares a plan to address the identified areas for improvement.

b)	The Vendor provides quarterly personnel summary, including attrition

c)	The Vendor provides SLA status reports:

•	Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

d)	The Vendor reviews with Microsoft actual vs. budgeted expenses

e)	The Vendor provides process improvement recommendations based on any adverse results in:

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	TT&I Report

f)	The Vendor addresses any operational issues

g)	Microsoft validates and communicates all KPI goals for the next quarter

1.

a.

b.

c.

d.

h)	Annual Forecast Development

i.
Microsoft prepares **** Online customer adds, seat adds, trial conversion rate and customer satisfaction goals for the next fiscal year in quarterly views. Microsoft will provide a draft of its annual forecast to Vendor for Vendor’s review. Microsoft, in its sole discretion, may consider Vendor’s input when finalizing the annual forecast.

2.14. Project Governance
Vendor will participate in the regular meetings indicated below.

Business Reviews

2.14.1. Weekly Service Review Meetings
Vendor shall organize a weekly review meeting with the focus on reviewing the outputs covered in reporting section 2.13.

2.14.2. Monthly Operational Business Reviews
Vendor shall organize and present monthly operational business reviews for Microsoft. The agenda and expectations shall be based on input from the Microsoft Account Manager and/or the Microsoft Service Delivery team. In general, these meetings shall include a Vendor performance review, continuous improvement projects, management status reviews, efficiency optimization initiatives and other operational areas and issues. Operational business reviews may be held via a telephone conference facility. Vendor participants would typically be key operational management i.e. those Vendor staff responsible for day-to-day performance against core metrics set out in this SOW.

At a minimum, the following will be provided for each business review:

a)	Microsoft provides trial sign-up statistics including the trial conversion rate report

b)	Microsoft provides trial closed data and associated seats

c)	Vendor reviews with Microsoft actual vs. budgeted expenses

d)	Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

e)	Vendor addresses any operational issues
Business Review expectations:

•	Soft copies of presentation shall be made available five (5) business days prior to meeting.

•	Where Vendor has failed to meet core business metrics for **** consecutive months, Vendor shall provide a Correction Action Plan and execution status of plan

2.14.3. Quarterly Business Review
Quarterly Business Reviews (QBRs) shall be held every three (3) months, face-to-face in a mutually agreed location, generally at one of Vendor’s locations (i.e. a Site currently delivering service for Microsoft). It may on occasion be held at a Microsoft office. Conference call participation should be limited. To maintain focus and ensure direct and open communication, only key participants shall be present and shall include senior management representation from both parties. The purpose of the QBR is to review Vendor performance, business trends and strategic direction. In general, these meetings shall assess the future outlook and review the previous period.

QBRs shall include, but not be limited to the following components:

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a)	Microsoft provides a business performance summary, including

•	Trials converted, **** Online customer and seat adds and **** Online revenue performance

•	Trial sign-ups

•	Customer satisfaction results

◦	Microsoft conducts the survey, collates and publishes the results each quarter along with areas for improvement.

◦	Vendor prepares a plan to address the identified areas for improvement.

b)	Vendor provides quarterly personnel summary, including attrition

c)	Vendor provides SLA status reports:

•	Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

d)	Vendor reviews with Microsoft actual vs. budgeted expenses

e)	Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	TT&I Report

f)	Vendor addresses any operational issues

g)	Microsoft validates and communicates all KPI goals for the next quarter

QBR expectations:

•	Held the month following a completion of each three (3) month period

•	Soft copies of the presentation shall be made available five (5) business days prior to meeting.

•	Where Vendor has failed to meet core business metrics for **** consecutive months, Vendor shall provide a Corrective Action Plan and execution status of plan.

Each party shall be responsible for all costs incurred by such party in connection with these meetings.
A template for the QBR meeting shall be supplied by the Microsoft Account Manager in advance of any review meeting.
Nothing in this section shall prevent more frequent reviews being performed by either party. Any failure of Vendor and Microsoft to provide the reviews or have the meetings described in this section shall not affect Vendor’s obligations under the VSA or this SOW or the rights and remedies of Microsoft for Vendor’s non-performance under the VSA or this SOW.

2.15. Security Requirements

In addition to the security requirements contained in the Agreement and elsewhere in this SOW, Vendor shall implement and/or comply with the following security requirements.

To the extent Services are performed at Vendor Facilities, Vendor shall provide a secured Facility which limits the access to the Facility by non-authorized Vendor employees. Vendor and Microsoft will formalize a plan during Q1 H1 to meet the following security requirement:

Access to secured Facility where Microsoft Services are performed will always remain locked and door entry into that site and around the offices within the site shall only be allowed with the use of individual swipe card. Access by non-Vendor employees shall be strictly controlled at all times.

In the event that that Vendor chooses to create an Offsite Facility, additional requirements will be provided to Vendor, subject to the Change Control process set forth in Section 5 of this SOW. “Offsite Facility” means any location not owned or leased by Microsoft that has a persistent connection to the Microsoft corporate network. A persistent connection is one that continues to exist in perpetuity such as a dedicated network connection. A RAS connection is not an example of a persistent connection. As of the Effective Date of this MSOW, there is no Vendor Offsite Facility used for the performance of Services, as the term is defined above.

a)	Privacy - Vendor Privacy Assurance (“VPA”) Program
Vendor shall participate in Microsoft’s VPA Program to ensure that appropriate information security and privacy measures are contemplated and integrated into the Vendor environments that handle Microsoft customer,

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

employee, and/or partner personal information. Access to the VPA information at the following link:
****

b)	Data Protection
The level of physical access control for any area that contains institutional information is determined by the level of risk and exposure. Data centers and other locations where restricted information is housed will be protected at all times by physical access controls such as keys, access cards, and/or security alarms.
Vendor shall ensure that all network equipment and computing equipment containing sensitive or business critical systems and data are kept in an access-controlled secure physical location. Each server room will be restricted to IT and Maintenance personnel only.
All Microsoft data will be kept secure and access to it and Microsoft tools will be strictly limited to those directly involved with the Microsoft account. Vendor shall ensure that:

•	Work areas are secured from unauthorized personnel;

•
Separate login passwords and user names are provided for all personnel who have access to Microsoft records in order to track changes by each specific user. Personnel shall not share, communicate, or otherwise divulge their passwords or allow anyone to use their login/password;

•	Transactions can be traced to specific users;

•	Security practices require passwords for system access at the system level;

•
Passwords are secured, not posted or distributed, changed periodically, and are unique to a user. All network passwords shall expire every **** days for privileged accounts and every **** days for user accounts;

•	Users log out of the system when not in use;

•	Reasonable efforts are made to use most current version of Windows service pack/security features for general network access;

•	Remote host files and trusted hosts are reviewed on a periodic basis and no less than semi-annually for appropriate security;

•
All users are reviewed, including but not limited to, system administrators, server operators, printer operators, and backup operators granted system resources on a periodic basis and no less than semi-annually for appropriate security;

•
All inactive accounts that have not logged on for more than **** days or within ****hours of termination of employment are removed; and All computers used by the Vendor must be encrypted with the highest possible encryption standard (BitLocker or greater

3.	Term and Termination

3.1.
Initial Term. This SOW will commence on the SOW Effective Date and continue until December 31, 2011. Microsoft will have the option of renewing this SOW for successive One (1) year terms (“Renewal Term”) by providing Vendor written notice of its intent to renew at least thirty (30) days prior to the date of any such renewal. Microsoft cannot terminate this SOW during the Initial Term.

3.2.
Automatic Termination: In the event that notification of renewal has not been provided by Microsoft thirty (30) days prior to the end of the applicable term, this SOW will automatically terminate at the end of the applicable term.

3.3.	Termination for Convenience
(a)To the extent the termination provisions herein are inconsistent with those in the VSA, the termination terms herein shall govern this SOW. Otherwise, the termination provisions in the VSA shall apply.
(b)Microsoft has the right to terminate this SOW for convenience with 30 days advance written notice. However, this right to terminate for convenience is not applicable during the first six (6) months after the Effective Date.

3.4.	Termination for Default
Either party may terminate this SOW if the other party has experienced a default set forth below:
Rainmaker Default. For the purposes of this SOW, a default shall have occurred with respect to Rainmaker, if:

(a)	Rainmaker fails to perform or comply with any material term or condition of this SOW or governing

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

VSA; or
Microsoft Default. For the purposes of this SOW, a default shall have occurred with respect to Microsoft if:

•	Microsoft shall fail to make a payment to Rainmaker under the SOW;

•	Microsoft fails to perform or comply with any material term or condition of this SOW or governing VSA.

For the purposes of this SOW, a material default shall have occurred with respect to either party if such party ceases to do business as a going concern (a corporate consolidation, merger, reorganization or acquisition through which a party may be succeeded in its business by another entity shall not in and of itself be deemed to be ceasing to do business); or becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under U.S. bankruptcy law, or has wound up or liquidated its business voluntarily or otherwise; or as otherwise defined in Section 11 – Term of Agreement in the VSA).

Default Notice and Cure Period. Upon the occurrence of a default as defined herein, the non-defaulting party shall issue a written Notice of Default to the other party. Except as otherwise provided herein, the non-defaulting party may terminate this SOW thirty (30) days after issuance of the Notice of Default, unless the defaulting party has cured such default within the thirty (30) day period or such longer period as may be required to cure such default, provided that the defaulting party has, within said thirty (30) period, commenced and is diligently pursuing an effective cure except that this longer period to cure does not apply to Vendor’s obligation to maintain its line of credit.

4.	Pricing and Payment:
Pricing and payment for all Work provided hereunder shall be in accordance with the following.

4.1 Pricing

a)
Fixed monthly payment: This amount is identified in advance and, with the exception of agreed to increases in a headcount-set forth in a signed change order, does not change. It is designed to account for the vendor’s headcount, administrative, infrastructure and basic operating costs.

i.	Payments
All payments will be made in accordance with Section 4 of the Agreement.

Investment Schedule
	H1 FY12 Rate	FTE's	July - Dec H1	H2 FY12 Rate	Aug – Dec H1	Project Tiger Total
EMEA Reps	$****	****	$****	$****	$****	$****
Asia Reps	$****	****	$****	$****	$****	$****
Japan Reps	$****	****	$****	$****	$****	$****
Americas Reps	$****	****	$****	$****	$****	$****

Business & Reporting Analyst	$****	****	$****	$****	$****	$****
			$****		$****	$****

b)
Deferred Set Up and Implementation Fees: Vendor is deferring $****in Start-up and implementation fees payable to Vendor only in the event of Termination for Convenience in months 7, 8 or 9 as allowed by Section 3.3 above.

i.	Invoicing
The Vendor shall follow the Microsoft fiscal calendar invoicing monthly per the calendar.

5.	Contacts and Escalation

5.1.	Contacts and Escalation Procedure

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The following representative from Microsoft, or their successor or designee, will be considered the Microsoft Vendor Account Manager or VAM and will have authority to represent Microsoft with respect to this SOW: _ ****

The following representative from Vendor, or their successor or designee, will be considered the Vendor Account Manager and will have authority to represent Vendor with respect to this SOW: _****

If the above Microsoft and Vendor representatives are unable to come to agreement on decisions that affect this SOW, the issue will be escalated respectively by the parties to management as follows:

6.	Change Management
Changes to this SOW will be in accordance with the process described in Section 4(f) of the Agreement. Approved Changes will be memorialized in writing using the Change Control Form attached hereto as Exhibit A and, upon signature by both parties, will become an attachment to this SOW.

IN WITNESS WHEREOF, the parties have executed this SOW by their duly authorized representative as of the Effective Date set forth above.

/s/ *******                                    July 5, 2011
Date

/s/ Tom Venable                                July 1, 2011
Tom Venable, SVP Sales & Marketing                 Date

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A – Change Control Form

Date Requested: ____________________    Change Number ___________

Title of Request: ____________________________    Requested By: _____________________________

This Change to the [SOW Title] SOW dated [SOW Effective Date] between Microsoft Corporation (“Microsoft”) and [Company Name] (“Vendor”) is entered into between the parties and is effective on [Change Effective Date]. This Change Order is subject to all terms and conditions in the Agreement and SOW. The parties agree as follows:

Change Requested in: (Check all that apply) Specifications Deliverables Schedules Services Other ____________________________	Affected Section #s of Statement of Work, or name of other document:
Description of Change:
Reason for Change:
Impact of Request on SOW:
Section # Current language: Proposed language:

Category of Change (complete all that apply): Current Proposed:
Cost
Schedule
Resources
Effective Date
This Change Control will be effective on the _____ day of __________, 200__.
Vendor Approval
Print Name/Title____________________________ Signature__________________________ Date__________
Microsoft Approval
Print Name/Title____________________________ Signature__________________________ Date__________

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A – Change Control Form

Date Requested: __July 6, 2011__________________    Change Number _CR0001__________

Title of Request: Initial Term Correction_____________________     Requested By: __Douglas Langdon___

This Change to the **** Online Trials Management SOW dated July 1, 2011 (with an Effective date of June 27, 2011) between Microsoft Corporation (“Microsoft”) and Rainmaker Systems (“Vendor”) is entered into between the parties and is effective on July 5th, 2011. This Change Order is subject to all terms and conditions in the Agreement and SOW. The parties agree as follows:

Change Requested in: (Check all that apply) Specifications Deliverables Schedules Services X Other __Initial Term__________________________		Affected Section #s of Statement of Work, or name of other document: Section 3 – 3.1
Description of Change: Correcting Initial Term to reflect the correct length for the SOW
Reason for Change: Initial Term stated from SOW effective date to December 31, 2011 and should have stated from SOW effective date to June 30, 2012 as previous sections referenced.
Impact of Request on SOW:
Section # Current language: Proposed language:
3
3.1 Initial Term. This SOW will commence on the SOW Effective Date and continue until December 31, 2011. Microsoft will have the option of renewing this SOW for successive One (1) year terms (“Renewal Term”) by providing Vendor written notice of its intent to renew at least thirty (30) days prior to the date of any such renewal. Microsoft cannot terminate this SOW during the Initial Term.

3.1 Initial Term. This SOW will commence on the SOW Effective Date and continue until June 30, 2012. Microsoft will have the option of renewing this SOW for successive One (1) year terms (“Renewal Term”) by providing Vendor written notice of its intent to renew at least thirty (30) days prior to the date of any such renewal. Microsoft cannot terminate this SOW during the first six (6) months of the Initial Term.

Table pg 1/Row 8	Effective Date of the Agreement: June 27, 2011	Effective Date of the Agreement: June 28, 2011
Category of Change (complete all that apply): Current Proposed:
Cost
Schedule
Resources
Effective Date
This Change Control will be effective on the _____ day of __________, 200__.
Vendor Approval
Print Name/Title__Tom Venable_________ Signature__/s/ Tom Venable______ Date__7/11/2011_______
Microsoft Approval
Print Name/Title__********____________Signature___/s/ ********_______ Date__8/1/2011________

**** = Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.